LITMAN GREGORY FUNDS TRUST

(the “Trust”)

Supplement dated January 6, 2025 to the Statements of Additional Information (the “SAIs”) of the Litman Gregory Funds Trust (the “Trust”) dated April 29, 2024, May 16, 2024, and December 16, 2024 as revised and supplemented

Notice to Existing and Prospective Shareholders:

On December 12, 2024, Philippe Uzan, an Interested Trustee on the Board of Trustees of the Trust (the “Board”) passed away. References to Mr. Uzan being a Trustee on the Board should be removed.

Effective January 1, 2025, Pamela Yang was appointed as a Trustee on the Board. Ms. Yang is an Independent Trustee, meaning a Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended. Ms. Yang’s Trustee attributes include her three decades of professional experience in the financial services industry, including audit experience at a Big Four public accounting firm. Ms. Yang spent eighteen years at the nation’s largest private university’s endowment management company overseeing charitable assets and later headed the Charitable Asset Management group at State Street Global Advisors. Currently, Ms. Yang is a C suite executive at a private real estate firm. Ms. Yang is a former chair of a not-for-profit organization and currently serves on the Board of Governors of the CFA Institute and two other not-for-profit organizations. This experience gives her extensive knowledge in audit, investment, asset management, fiduciary responsibility, financial management and governance matters.

The following information supplements the table for Independent Trustees in the section entitled “Board of Trustees” in the SAIs:

Independent Trustees*

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Pamela Yang 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1965)	Independent Trustee	Open-ended term; served since January 1, 2025	COO of The Bulfinch Companies, Inc. since 2021; Managing Director of State Street Global Advisors (2018-2021); SVP of Harvard Management Company (2000-2018).	15	Governor on the board of CFA Institute (not-for-profit); Trustee of Boston Ballet (not-for-profit); Former Chair of the board of Boston Securities Analysts Society (not-for-profit)

*	Denotes Trustees who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”).

Please keep this Supplement with your SAI.